Exhibit 10.4

Intellectual Property Transfer Agreement

This is an agreement between PowerVerde, Inc., hereinafter “PV”, a public corporation with its principal office at Phoenix, AZ, and Edward C. Gomez, hereinafter “Gomez”, an individual, residing at Benicia, CA, regarding the transfer of ownership of certain patents and other intellectual property owned by the Vyrex Corporation prior to merger and name change to PowerVerde, Inc. Gomez may assign this agreement to any entity controlled by him at transfer.

Whereas PV has changed its principal activities to new technological area and has no further interest or budget to continuing to develop intellectual properties in the pharmacological and neutraceutical fields, but retains ownership of certain patents and other intellectual property developed prior to its merger, hereinafter “VyrexIP”, which properties are listed on Exhibit A and Exhibit B, and

Whereas Gomez has expertise in the fields of medicine and biochemistry and wishes to acquire and develop said VyrexIP and has advanced to PV as loans sums used to pay patent fees and prevent the loss of the VyrexIP.

PV and Gomez hereby agree that:

1.	PV will assign to Gomez or assigns all patents contained in Exhibits A and B and any information in its possession relating to said intellectual properties.

2.	Gomez shall assume ownership of the VyrexIP and shall be responsible for all future fees and professional fees.

3.	Gomez shall provide to PowerVerde, Inc. a residual 20% of net royalty income and any other net income from the Vyrex IP as hereinafter defined in Exhibit C.

4.	Gomez shall advise PV in writing of any intent to abandon any part of the VyrexIP and hereby grants to PV the right to recover, without payment, sole ownership of any such intellectual property.

5.	PV will assign its rights to the name “VYREX” to Gomez for use in conjunction with its activities with VyrexIP.

6.	Gomez hereby forgives all sums previously advanced to PV for the payment of fees on behalf of PV.

This agreement is the complete agreement between the parties regarding all services and supersedes any prior discussions and expectations.

This agreement may not be changed except in writing and all changes require the consent of both parties.

This agreement is separate and apart from any other agreement between the parties and any agreement with any entity of which either party is a part.

This agreement shall be construed under the laws of the State of California. Any portion of this agreement that is found by a court of competent jurisdiction to be contrary to the Laws of the United States or of the State of California shall be severed from the remainder of the agreement and shall be null and void without effect upon the remaining portion of the agreement.

For PowerVerde, Inc.		For Edward C. Gomez

By:	/s/ George Konrad	/s/ Edward C. Gomez
Director Date: March 4, 2009		Date: March 4, 2009

Exhibit A:

Townsend and Townsend and Crew LLP

2175 N. California Blvd., Suite 600

Walnut Creek, CA 94596

Phone: 925-472-5000

ITC Ref Country ATTY(s) Handling	Title	Inventor	Application No. Filing Date	Patent No. Issue Date	Status Remarks	Estimate of Anticipated Costs
014742-000100US (EGW)	Method for Inhibiting Viral and Retroviral Infections		07/381132 07/14/1989	4985465 01/15/1991	Granted

014742-000500US (EGW)	Tocopherol-Based Anti-Viral Agents and Method of Using Same	Hendler, Sheldon S. Sanchez, Robert A.	07/520633 05/08/1990	5114957 05/19/1992

914742-000730US (EGW)	Antiviral Agents	Hendler, Sheldon S.	08/808554 02/28/1997	5981603 11/09/1999	Granted Annuity: Next: 05/09/2011 Annuity: End of Grace (Final Deadline): 11/09/2011	$2,410

014742-003200US (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	09/075356 05/08/1998	6254853 07/03/2001	Granted Annuity: Next: 01/03/2009 Annuity: End of Grace (Final Deadline): 07/03/2009	$1,510

014742-003210AU (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	37894/99 05/07/1999	765569 01/15/2004	Granted Annuity: Next: 05/07/2009 Annuity: End of Grace (Final Deadline): 11/07/2009	$749

014742-003210CA (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	2331371 05/07/1999		Pending Annuity: Next: 05/07/2009 Annuity: End of Grace (Final Deadline). 05/07/2010	$685

014742-003210DE (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	99920385.4 05/07/1999	69910560.9-08 08/20/2003	Granted Annuity: Next: 05/07/2009 Annuity. End of Grace (Final Deadline): 11/07/2009	$1,180

014742-003210EP (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	99920385.4 05/07/1999	1075489 08/20/2003	Granted

014742-003210ES (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	99920385.4 05/07/1999	1075489 08/20/2003	Granted Annuity: Next: 05/07/2009 Annuity: End of Grace (Final Deadline): 11/07/2009	$770

ITC Ref Country ATTY(s) Handling	Title	Inventor	Application No. Filing Date	Patent No. Issue Date	Status Remarks	Estimate of Anticipated Costs
014742-003210FR (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	99920385.4 05/07/1999	1075489 08/20/2003	Granted Annuity: Next: 05/07/2009 Annuity: End of Grace (Final Deadline): 11/07/2009	$787

014742-003210GB (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	99920385.4 05/07/1999	1075489 08/20/2003	Granted Annuity: Next: 05/07/2009 Annuity: End of Grace (Final Deadline): 11/07/2009	$718

014742-DG0100US (EGW)	Method for Inhibiting Viral and Retroviral Infections		07/381132 07/14/1989	4985465 01/15/1991	Granted

014742-003210IE (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	99920385.4 05/07/1999	1075489 08/20/2003	Granted Annuity Next. 09/07/2009 Annuity: End of Grace (Final Deadline): 11/07/2009	$821

014742-003210IT (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	99926385.4 05/07/1999	1075489 08/20/2003	Granted Annuity: Next: 05/07/2009 Annuity: End of Grace (Final Deadline): 11/07/2009	$906

014742-00321OJP (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	2000-548357 05/07/1999		Pending Published

014742-003210PC (EGW)	Water Soluble Pro-Drugs of Propofol	Hendler, Sheldon S. Sanchez, Robert A. Zielinski, Jan	99/10013 05/07/1999		Pending Nat. phase

014742-004400JP (EGW)	Water Soluble Prodrugs of Propofol for Treatment of Migraine	Hendler, Sheldon S.	2002-518956 08/14/2001		Pending Published

014742-004400PC (EGW)	Water Soluble Prodrugs of Propofol for Treatment of Migraine	Hendler, Sheldon S.	01/25540 08/14/2001		Pending Nat. phase

014742-004400US (EGW)	Water Soluble Prodrugs of Propofol for Treatment of Migraine	Hendler, Sheldon S.	09/639015 08/15/2000	6352234 03/26/2002	Granted Annuity: Next: 09/26/2009 Annuity: End of Grace (Final Deadline): 03/26/2010	$1,510

Exhibit B:

Martin Fessenmaier. Ph.D.

Fish & Associates, PC

2603 Main Street, Suite 1050

Irvine, CA 92614-6232

Direct: 949-705-0973

(1)	100487.0001US1: “Boron Carbohydrate Complexes and Uses Thereof”; issued as US Pat. No. 5,962,049.

(2)	100487.0011US2: “Isoflavone Derivatives”; issued as US Pat. No. 6,541,613

(3)	100487.0011US1: “Isoflavone Derivatives”; issued as US Pat. No. 6,958,156

(4)	100487.0011US4: “Isoflavone Derivatives”; pending and published as US 2006-0251592 A1

Exhibit C:

For purposes of this agreement, “Net Royalty Income” is defined as gross income from commercialization of the patents (Gross Royalty Income) less direct expenses of maintaining and commercializing the patents (Direct Expenses). Direct Expenses includes all sums expended, accrued, or capitalized directly relating to maintenance or commercialization of the patents.

For purposes of this agreement, “Other Net Income” is defined as gross income from commercialization of the patents (Gross Income), other than royalties, less direct expenses of maintaining and commercializing the patents (Direct Expenses). Direct Expenses includes all sums expended, accrued, or capitalized directly relating to maintenance or commercialization of the patents.